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PART I                 CHECK THE APPROPRIATE COMPANY.                     OFFICE USE ONLY:                                        1
___________________________________________________________________________________________________________________________________

APPLICATION FOR        [ ] METROPOLITAN LIFE INSURANCE COMPANY            [ ] METLIFE INVESTORS INSURANCE COMPANY
INDIVIDUAL AND             200 Park Avenue, New York, NY 10166                13045 Tesson Ferry Road, St. Louis, MO 63128
 MULTI-LIFE
LIFE INSURANCE         [ ] NEW ENGLAND LIFE INSURANCE COMPANY             [ ] GENERAL AMERICAN LIFE INSURANCE COMPANY
                           501 Boylston Street, Boston, MA 02116-3700         13045 Tesson Ferry Road, St. Louis, MO 63128


                                            [ ] METLIFE INVESTORS USA INSURANCE COMPANY
                               222 Delaware Avenue, Suite 900, PO Box 25130, Wilmington, DE 19899
                                    THE COMPANY INDICATED ABOVE IS REFERRED TO AS "THE COMPANY".
___________________________________________________________________________________________________________________________________

                       1. PROPOSED INSURED #1
SECTION 1
PROPOSED               Name________________FIRST__________________________MIDDLE______________________LAST_________________________
INSURED(S)             Street______________________________________________________________________________________________________
                       City____________________________________________________________________________ State _____ Zip ___________
*If less than 3 years, Years at this address* ___________ SSN/Tax ID ______________________________________________________________
add prior residence    Home Phone Number (_________________________) Best TIME to call:         FROM ______________________________
address in Additional  Work Phone Number (_________________________) [ ] Daytime [ ] Evening    TO ________________________________
Information Section,   Cell Phone Number (_________________________) Best NUMBER to call:  [ ] Home [ ] Work [ ] Cell
Page 13.               Driver's License Number ___________________________________________________ State __________________________
                       License Issue Date____________________________________ License Expiration Date _____________________________
                       Marital Status [ ] Single  [ ] Married  [ ] Separated  [ ] Divorced  [ ] Widowed
                       Date of Birth MONTH __ DAY __  YEAR ____ State/Country of Birth ____________________________________________
                       Sex [ ] Male  [ ] Female                                         Net Worth $________________________________
                       Annual Earned Income $____________________ Annual Unearned Income $_________________________________________
                       Employer's Name ____________________________________________________________________________________________
NOTE:                  Street _____________________________________________________________________________________________________
P.O. Box numbers       City ___________________________________________________________________________ State _____ Zip ___________
CANNOT be accepted     Position/Title/Duties________________________________________ Length of Employment__________________________
for street addresses.
                       ____________________________________________________________________________________________________________

                       2. PROPOSED INSURED #2
                       Life 2, Spouse, Designated Life, Person to be covered under Applicant's Waiver of Premium Benefit
                       Relationship to Proposed Insured #1
                       Name _______________FIRST__________________________MIDDLE______________________LAST_________________________
IF ADDRESS IS SAME     Street _____________________________________________________________________________________________________
AS PROPOSED            City ___________________________________________________________________________ State _____ Zip ___________
INSURED #1,            Years at this address* ___________ SSN/Tax ID ______________________________________________________________
WRITE "SAME".          Home Phone Number (_________________________) Best TIME to call:
                       Work Phone Number (_________________________) [ ] Daytime [ ] Evening
                       Cell Phone Number (_________________________) Best NUMBER to call:  [ ] Home [ ] Work [ ] Cell
                       Driver's License Number ___________________________________________________ State __________________________
ADDITIONAL             Issue Date _________________________________________ Expiration Date _______________________________________
INSUREDS:              Marital Status [ ] Single  [ ] Married  [ ] Separated  [ ] Divorced  [ ] Widowed
See Supplemental       Date of Birth MONTH __ DAY __  YEAR ____ State/Country of Birth ____________________________________________
Forms Package.         Sex [ ] Male  [ ] Female                                         Net Worth $________________________________
                       Annual Earned Income $____________________ Annual Unearned Income $_________________________________________
                       Employer's Name ____________________________________________________________________________________________
                       Street _____________________________________________________________________________________________________
                       City ___________________________________________________________________________ State _____ Zip ___________
                       Position/Title/Duties________________________________________ Length of Employment__________________________
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2                      IF MORE SPACE IS NEEDED, PLEASE USE THE ADDITIONAL INFORMATION SECTION, PAGE 13.
___________________________________________________________________________________________________________________________________

SECTION 1              3. DEPENDENT SPOUSE OR MINOR
PROPOSED               A. Are any persons to be insured a dependent spouse?                                         [ ] YES  [ ] NO
INSURED(S)             IF YES, please provide:
(CONTINUED)               Amount of EXISTING insurance on spouse of Proposed Insured                                $______________
                          Amount of insurance APPLIED FOR on spouse of Proposed Insured                             $______________

                       B. 1. Are any persons to be insured a dependent minor?                                       [ ] YES  [ ] NO
                       IF YES, please provide:
                          Amount of EXISTING insurance on father/guardian                                           $______________
                          Amount of insurance APPLIED FOR on father/guardian                                        $______________
                          Amount of EXISTING insurance on mother/guardian                                           $______________
                          Amount of insurance APPLIED FOR on mother/guardian                                        $______________

                       2. Are all siblings of this dependent minor equally insured?                                 [ ] YES  [ ] NO
                       IF NO, please provide details:
                       ____________________________________________________________________________________________________________

___________________________________________________________________________________________________________________________________

SECTION 2              1. EXISTING OR APPLIED FOR INSURANCE
EXISTING OR            A. Do any of the Proposed Insureds or Owners have any exisitng or applied
APPLIED FOR               for life insurance (L) or annuity (A) contracts with this or any other company?
INSURANCE
                                                                                                  PROPOSED INSURED  [ ] YES  [ ] NO
                                                                                                             OWNER  [ ] YES  [ ] NO

IF YES                 IF YES, provide details on PROPOSED INSURED ONLY:
Some states require    ____________________________________________________________________________________________________________
the completion of an       PROPOSED
additional form.           INSURED                              TYPE        AMOUNT OF     YEAR OF    ACCIDENTAL        EXISTING OR
See instructions on    (#1, #2, OTHER)          COMPANY        (L, A)       INSURANCE     ISSUE      DEATH AMOUNT      APPLIED FOR
the cover of the       ____________________________________________________________________________________________________________
Replacement                                                                                                              [ ] E
Forms Package.                                                                                                           [ ] A
                       ____________________________________________________________________________________________________________
                                                                                                                         [ ] E
                                                                                                                         [ ] A
                       ____________________________________________________________________________________________________________
                                                                                                                         [ ] E
                                                                                                                         [ ] A
                       ____________________________________________________________________________________________________________
                                                                                                                         [ ] E
                                                                                                                         [ ] A
                       ____________________________________________________________________________________________________________
                                                                                                                         [ ] E
                                                                                                                         [ ] A
                       ____________________________________________________________________________________________________________

                       B. Do any of the Proposed Insureds have any application for disability insurance (D) or critical illness insurance (C) or long term care insurance
                          (LTC) applied for or planned with THIS Company or its affiliates?                         [ ] YES  [ ] NO
                       IF YES, provide: Proposed Insured(#1, #2, other)_______ Type (D,C,LTC)__________
                       ____________________________________________________________________________________________________________

Applicable replacement 2. REPLACEMENT
and 1035 exchange      A. In connection with this application, has there been, or will there be with this or
forms can be found        any other company any: surrender transaction; loan; withdrawal; lapse; reduction or
in Replacement            redirection of premium/consideration; or change  transaction (except conversions)
Forms Package.            involving an annuity or other life insurance?                                             [ ] YES  [ ] NO

                       IF YES, complete Replacement Questionnaire and Disclosure
                       AND any other state required replacement forms.

                       B. Is this an exchange under Internal Revenue code section 1035?                             [ ] YES  [ ] NO

                       IF YES, Complete the 1035 Exchange Authorization FOR EACH AFFECTED POLICY.
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                                                                      [BAR CODE]

ENB-7-05 FF                                                              (05/05)

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                       IF MORE SPACE IS NEEDED, PLEASE USE THE ADDITIONAL INFORMATION SECTION, PAGE 13.                           3
___________________________________________________________________________________________________________________________________

SECTION 3              IDENTITY OF PRIMARY OWNER (Check One.)
OWNER                  [ ] Proposed Insured #1 COMPLETE QUESTION 1 ONLY.
                       [ ] Proposed Insured #2 COMPLETE QUESTION 1 ONLY.
                       [ ] Other Person COMPLETE QUESTIONS 1 AND 2.
                       [ ] Entity COMPLETE QUESTION 3 ONLY.
                       ____________________________________________________________________________________________________________

                       1. OWNER IDENTIFICATION
IF U.S. DRIVER'S       [ ] U.S. Driver's License already provided on page 1 (Proposed Insured)
LICENSE ALREADY        [ ] U.S. Driver's License [ ] Green Card   [ ] Passport   [ ] Other_________GOVERNMENT ISSUED_______________
PROVIDED, NO FURTHER   Issuer of ID ____________________________________________ ID Issue Date ____________________________________
INFORMATION            ID Reference Number _____________________________________ ID Expiration Date _______________________________
IS REQUIRED.
                       ____________________________________________________________________________________________________________

                       2. OWNER OTHER THAN PROPOSED INSURED(S)

NOTE:                  Name _______________FIRST__________________________MIDDLE______________________LAST_________________________
P.O. Box numbers       Street _____________________________________________________________________________________________________
CANNOT be accepted     City ___________________________________________________________________________ State _____ Zip ___________
for street addresses.  Phone Number (_____________________)

IF CUSTODIAN           Citizenship ______________________________ Country of Permanent Residence __________________________________
is acting on behalf    Date of Birth MONTH __ DAY __  YEAR ____ SSN/Tax ID ________________________________________________________
of a minor under UTMA/ Relationship to Proposed Insured(s) ________________________________________________________________________
UGMA, please complete  Employer's Name ____________________________________________________________________________________________
Additional Owner Form  Street _____________________________________________________________________________________________________
in Supplemental        City ___________________________________________________________________________ State _____ Zip ___________
Forms package.         Position/Title/Duties ________________________________________ Length of Employment ________________________

                       [ ] Check if you wish ownership to revert to Insured upon Owner and Contingent Owner's death.
                       ____________________________________________________________________________________________________________

                       3. ENTITY/TRUST AS OWNER

                       Entity/Trust Type: [ ] C Corporation [ ] S Corporation       [ ] LLC
                                          [ ] Partnership   [ ] Sole Proprietorship [ ] Trust

IF TRUST               Tax ID Number _____________________________________________________ Date of Trust MONTH __ DAY __  YEAR ____
Complete Trust         Name of Entity/Trust _______________________________________________________________________________________
Certification form     Name of Trustee(s) _________________________________________________________________________________________
in Supplemental        Street _____________________________________________________________________________________________________
Forms Package.         City ___________________________________________________________________________ State _____ Zip ___________

IF BUSINESS            Proposed Insured(s) Relationship to Entity _________________________________________________________________
Complete Business      Nature of Business ___________________________________ Business Phone ______________________________________
Supplement form        Is entity publicly traded? [ ] YES  [ ] NO
in Supplemental        IF NO, please supply one of the following documents: (INDICATE WHICH ONE YOU ARE SUPPLYING.)
Forms Package.         [ ] Articles of Incorporation/Government Issued Business License
                           [ ]  LLC Operating Agreement
                           [ ]  Partnership Agreement
                           [ ]  Government Issued Certificate of Good Standing
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                                                                      [BAR CODE]

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4                      IF MORE SPACE IS NEEDED, PLEASE USE THE ADDITIONAL INFORMATION SECTION, PAGE 13.
___________________________________________________________________________________________________________________________________

SECTION 4              NOTE: Federal law states if you leave someone with special needs any assets over
BENEFICIARY(IES)       $2,000, they may lose eligibility for most government benefits.
                       ____________________________________________________________________________________________________________

                       CONTINGENT BENEFICIARIES ONLY
                       [ ]  Check here if you want any and all living and future natural or adopted children of Proposed
                            Insured #1 to be included as Contingent Beneficiaries. Name any living children As beneficiaries below.
                       ____________________________________________________________________________________________________________

                       [ ] PRIMARY

[ ] CHECK HERE AND     Name _______________FIRST__________________________MIDDLE______________________LAST_________________________
    DO NOT COMPLETE    Street _____________________________________________________________________________________________________
    IF PRIMARY         City ___________________________________________________________________________ State _____ Zip ___________
    BENEFICIARY IS     Date of Birth MONTH __ DAY __  YEAR ____ SSN/Tax ID ____________________________________________NOT REQUIRED
    SAME AS TRUST OR   Relationship to Proposed Insured(s) ________________________________________________________________________
    ENTITY OWNER.      Percent of Proceeds _____ (Multiple Beneficiaries will receive an equal percentage of proceeds unless otherwise instructed.)
If there is a court
appointed legal        [ ] PRIMARY [ ] CONTINGENT
Guardian for
Beneficiary, provide   Name _______________FIRST__________________________MIDDLE______________________LAST_________________________
name and address in    Street _____________________________________________________________________________________________________
Additional Information City ___________________________________________________________________________ State _____ Zip ___________
Section, Page 13.      Date of Birth MONTH __ DAY __  YEAR ____ SSN/Tax ID ____________________________________________NOT REQUIRED
                       Relationship to Proposed Insured(s) ________________________________________________________________________
                       Percent of Proceeds _____ (Multiple Beneficiaries will receive an equal percentage of proceeds unless otherwise instructed.)

                       [ ] PRIMARY [ ] CONTINGENT

                       Name _______________FIRST__________________________MIDDLE______________________LAST_________________________
                       Street _____________________________________________________________________________________________________
                       City ___________________________________________________________________________ State _____ Zip ___________
                       Date of Birth MONTH __ DAY __  YEAR ____ SSN/Tax ID ____________________________________________NOT REQUIRED
                       Relationship to Proposed Insured(s) ________________________________________________________________________
                       Percent of Proceeds _____ (Multiple Beneficiaries will receive an equal percentage of proceeds unless otherwise instructed.)

SECTION 5              Custodian's name ___________FIRST____________________MIDDLE____________________LAST_________________________
CUSTODIAN              as custodian for __________________________________NAME(S) OF MINOR(S)______________________________________
ACTING                 under the _____________ NAME  OF STATE__________________________ Uniform Transfers [or Gifts] to Minors Act.
FOR MINOR              Street _____________________________________________________________________________________________________
BENEFICIARY(IES)       City ___________________________________________________________________________ State _____ Zip ___________
                       Relationship to Minor(s)____________________________________________________________________________________
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                                                                      [BAR CODE]

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                       IF MORE SPACE IS NEEDED, PLEASE USE THE ADDITIONAL INFORMATION SECTION, PAGE 13.                           5
___________________________________________________________________________________________________________________________________

SECTION 6              1. PRODUCT & FACE AMOUNT
INFORMATION            Product Name________________________________________________________________________________________________
REGARDING              Face Amount $_______________________________ (COMPLETE PERSONAL FINANCIAL SUPPLEMENT IF $1,000,000 OR MORE.)
INSURANCE              [ ] Group Conversion*
APPLIED FOR            Optional Benefits and Riders:
                       [ ] Guaranteed Survivor Plus Purchase Options (GSPO+)*
                           Option Period(s): _____COMPLETE  FOR FIRST DESIGNATED LIFE____       $___________________
                       [ ] Guaranteed Survivor Income Benefit (GSIB)
                       [ ] Term Rider SPECIFY: __________________________________________       $___________________
                       [ ] Life Guaranteed Purchase Option (LGPO)
                       [ ] Acceleration of Death Benefit Rider (ADBR)*
*Complete these forms, [ ] Enricher Options (PAIR/VABR)* SPECIFY: _______________________       $___________________
 if applicable:        [ ] Long Term Care Guaranteed Purchase Option (LTC-GPO)
 . ADBR                [ ] Disability Waiver (DW) SPECIFY: ______________________________       $___________________
 . Enricher/Equity
   Additions           [ ] Other
 . Group Conversion
 . GSPO+               Special Requests/Other:
These forms can        [ ] Save Age       [ ] Specific Policy Date ________________________________________________________________
be found in
the Supplemental       [ ] Other___________________________________________________________________________________________________
Forms Package.
                       Check here if [ ] alternate OR [ ] additional policy is requested and provide full details below. Include
                       SIGNED & DATED illustration for each policy requested.
                       ____________________________________________________________________________________________________________

                       ____________________________________________________________________________________________________________

                       2. ADDITIONAL INFORMATION FOR WHOLE LIFE PRODUCTS

                       Do you request automatic payment of premium in default by Policy Loan
                       (FOR TRADITIONAL PLANS), if available?                                                       [ ] YES  [ ] NO

                       Dividend Options:
                       [ ] Paid-up Additions [ ] VAI Equity Additions* [ ] Premium Reduction
                       [ ] Cash              [ ] Accumulations/DWI
                       [ ] Other___________________________________________________________________________________________________

                       ____________________________________________________________________________________________________________

                       3. ADDITIONAL INFORMATION FOR UNIVERSAL LIFE/VARIABLE LIFE PRODUCTS

For Variable Life,     Planned Premium Amount: Year 1 $_______________ Excess/Lump Sum  $__________________________________________
also complete Variable
Life Supplement.       Duration of premium payments________________________________________________________________________________

                       Planned annual unscheduled payment (IF APPLICABLE) : $______________________________________________________

                       Renewal Premium (IF APPLICABLE): $__________________________________________________________________________

                       Death Benefit Option/Contract Type__________________________________________________________________________

                       Definition of Life Insurance Test: [ ] Guideline Premium Test [ ] Cash Value Accumulation Test
                       (IF AVAILABLE UNDER POLICY APPLIED FOR)

                       Guaranteed to age: (VUL ONLY) [ ] 65  [ ] 75  [ ] 85  [ ] 5 years  [ ] Other________________________________

                       ____________________________________________________________________________________________________________

                       4. ADDITIONAL INFORMATION FOR QUALIFIED PLANS

                       Qualified/Non-Qualified Plan number ______________EGN/ PENSION NUMBER_______________________________________
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                                                                      [BAR CODE]

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6                      IF MORE SPACE IS NEEDED, PLEASE USE THE ADDITIONAL INFORMATION SECTION, PAGE 13.
___________________________________________________________________________________________________________________________________

SECTION 7              1. PAYMENT MODE (CHECK ONE.)
PAYMENT
INFORMATION            DIRECT BILL:        [ ] Annual     [ ] Semi-Annual     [ ] Quarterly

                       ELECTRONIC PAYMENT: [ ] Monthly

If MONTHLY ELECTRONIC  SPECIAL ACCOUNT:    [ ] Government Allotment           [ ] Salary Deduction
PAYMENT is chosen,
complete Electronic    Additional Details:
Payment Account        ____________________________________________________________________________________________________________
Agreement.
                       ____________________________________________________________________________________________________________

                       ____________________________________________________________________________________________________________

                       2. SOURCE OF CURRENT AND FUTURE PAYMENTS (CHECK ALL THAT APPLY.)

                       [ ] Earned Income  [ ] Mutual Fund/Brokerage Account  [ ] Money Market Fund  [ ] Savings
                       [ ] Use of Values in another Life Insurance/Annuity Contract  [ ] Certificate of Deposit
                       [ ] Loans  [ ] Other________________________________________________________________________________________

                       ____________________________________________________________________________________________________________

NOTE:                  3. PAYMENT
It is Company Policy   Amount collected with application $_________________________________________________________________________
to not accept cash,    (MUST EQUAL AT LEAST ONE MONTHLY PREMIUM.)
traveler's checks, or
money orders           Premium Payor:
as a form of payment   [ ] Proposed Insured #1      [ ] Proposed Insured #2      [ ] Primary Owner
for Variable Life      [ ] Other
Products.
                           Name____________________________________________________________________________________________________

                           Relationship to Proposed Insured(s) and Owner___________________________________________________________

                           Reason this person is the Payor_________________________________________________________________________

                       ____________________________________________________________________________________________________________

                       4. BILLING ADDRESS INFORMATION

                       [ ] Proposed Insured #1 Address         [ ] Proposed Insured #2 Address
                       [ ] Primary Owner's Address
                       [ ] Other Premium Payor's/Alternate Billing Address (PROVIDE DETAILS HERE.)
                       Street _____________________________________________________________________________________________________

                       City ___________________________________________________________________________ State _____ Zip ___________

                       [ ] Special Arrangements
                       ____________________________________________________________________________________________________________

                       ____________________________________________________________________________________________________________

                       ____________________________________________________________________________________________________________

___________________________________________________________________________________________________________________________________

E-MAIL                 Proposed Insured #1_________________________________________________________________________________________
ADDRESSES              Proposed Insured #2_________________________________________________________________________________________
(OPTIONAL)             Primary Owner_______________________________________________________________________________________________

                       Joint/Contingent Owner______________________________________________________________________________________
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                                                                      [BAR CODE]

ENB-7-05 FF                                                              (05/05)

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                       IF MORE SPACE IS NEEDED, PLEASE USE THE ADDITIONAL INFORMATION SECTION, PAGE 13.                           7
___________________________________________________________________________________________________________________________________

SECTION 8              The following questions are to be answered for ALL persons to be insured, including those
GENERAL RISK           covered by any riders applied for.
QUESTIONS              ____________________________________________________________________________________________________________
                       1. Within the past three years has ANY person to be insured flown in a plane other than as a passenger on a scheduled
                          airline or have plans for such activity within the next year?                             [ ] YES  [ ] NO

                       IF YES, complete a separate Aviation Supplement for each applicable Proposed Insured.
                       ____________________________________________________________________________________________________________

                       2. Within the past three years has ANY person to be insured participated in or intend to participate in ANY of the following:
                          Underwater sports - (SCUBA diving, skin diving, or similar activities);
                          Sky sports - (skydiving, hang gliding, parachuting, ballooning or similar activities);
                          Racing sports - (motorcycle, auto, motor boat or similar activities);
If you need more          Rock or mountain climbing or similar activities;
space, please use the     Bungee jumping or similar activities?                                                     [ ] YES  [ ] NO
Additional Information IF YES, complete a separate Avocation Supplement for each
Section, Page 13.         applicable Proposed Insured.
                       ____________________________________________________________________________________________________________

                       3. Within the PAST TWO YEARS has ANY person to be insured
                          TRAVELED or RESIDED outside the U.S. or Canada?                                           [ ] YES  [ ] NO

                       IF YES, for each occurence, please provide Proposed Insured, duration, country and purpose.
                          _________________________________________________________________________________________________________

                          _________________________________________________________________________________________________________

                          _________________________________________________________________________________________________________

                       4. Within the NEXT TWO YEARS does ANY person to be insured
                          INTEND TO TRAVEL or RESIDE outside the U.S. or Canada?                                    [ ] YES  [ ] NO

                       IF YES, for each occurence, please provide proposed insured, duration, country and purpose.
                          _________________________________________________________________________________________________________

                          _________________________________________________________________________________________________________

                          _________________________________________________________________________________________________________

                       5. CITIZENSHIP/RESIDENCY
                          A. Are all persons to be Insured U.S. Citizens?                                           [ ] Yes  [ ] no

                       IF NO, please provide details:

                       Proposed Insured(s)____________________________ Country of Citizenship______________________________________

                       Visa Type/ID___________________________________ Visa Number_________________________________________________

                       Expiration Date________________________________ Length of Time in U.S.______________________________________

                       [ ] Check here if currently applying for a Social Security number.

                          B. Are all persons to be insured permanent residents of the United States?                [ ] YES  [ ] NO

                       IF NO, please provide details:

                       Proposed Insured(s)_________________________________________________________________________________________

                       Country of Residence________________________________________________________________________________________
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                                                                      [BAR CODE]

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8                      IF MORE SPACE IS NEEDED, PLEASE USE THE ADDITIONAL INFORMATION SECTION, PAGE 13.
___________________________________________________________________________________________________________________________________

SECTION 8              The following questions are to be answered for ALL persons to be insured, including those
GENERAL RISK           covered by any riders applied for.
QUESTIONS              ____________________________________________________________________________________________________________
(CONTINUED)            6. In the last five years, has ANY person to be insured used tobacco products (e.g., cigarettes; cigars; pipes; smokeless tobacco;
                          chew; etc.) or nicotine substitutes (e.g., patch, gum)?                                   [ ] YES  [ ] NO
                       IF YES, please provide details:

                       Proposed Insured(s)_____________________________________ Date Last Used_____________________________________

                       Type________________________________________________________________________________________________________

                       Amount/Frequency____________________________________________________________________________________________

                       ____________________________________________________________________________________________________________

                       7. Has ANY person to be insured: EVER had a driver's license suspended or
If you need more          revoked; EVER been convicted of DUI or DWI; or had, in the last five
space, please             years, any moving violations?                                                             [ ] YES  [ ] NO
use the Additional     IF YES, please provide Proposed Insured, date and violation.
Information
Section, Page 13.      Proposed Insured(s)_________________________________________________________________________________________

                       Details:____________________________________________________________________________________________________

                       ____________________________________________________________________________________________________________

                       ____________________________________________________________________________________________________________

                       8. Has any person to be insured EVER had an application for life, disability income or health insurance declined, postponed, rated or modified or
                          required an extra premium?                                                                [ ] YES  [ ] NO

                       IF YES, please provide details:

                       Proposed Insured(s)_________________________________________________________________________________________

                       Details:____________________________________________________________________________________________________

                       ____________________________________________________________________________________________________________

                       9. Are all persons to be insured: actively at work; or a homemaker performing regular household duties; or a student attending
                          school regularly?                                                                         [ ] YES  [ ] NO
                       IF NO, please provide details:

                       Proposed Insured(s)_________________________________________________________________________________________

                       Details:____________________________________________________________________________________________________

                       ____________________________________________________________________________________________________________

                       10. LONG TERM CARE GUARANTEED PURCHASE OPTION RIDER
Please answer these
questions ONLY IF      A. Does any person to be insured under this rider currently use any
REQUESTING THE            mechanical equipment such as: a walker; a wheelchair; long leg braces;
LONG TERM CARE            or crutches?                                                                              [ ] YES  [ ] NO
GUARANTEED PURCHASE    IF YES, please note which and the reason.
OPTION RIDER.          ____________________________________________________________________________________________________________

                       Proposed Insured(s)_________________________________________________________________________________________

                       B. Does any person to be insured under this rider need any assistance or supervision with any of the following activities: bathing; dressing; walking;
                          moving in/out of a chair or bed; toileting; continence; or
                          taking medication?                                                                        [ ] YES  [ ] NO

                       Proposed Insured(s)_________________________________________________________________________________________

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                                                                      [BAR CODE]

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PART II                IF MORE SPACE IS NEEDED, PLEASE USE THE ADDITIONAL INFORMATION SECTION, PAGE 13.                           9
___________________________________________________________________________________________________________________________________

SECTION 1              1. PHYSICIAN
PHYSICIAN              Please provide name of doctor, practitioner, or health care facility who can provide the most
INFORMATION            complete and up to date information concerning the present health of the Proposed Insured(s).

                       PHYSICIAN INFORMATION FOR PROPOSED INSURED #1

                       [ ] Check here if no doctor, practitioner or health care facility is known.

PLEASE NOTE:           Physician Name__________________________________________ Phone Number (____________________________________)
If FULL PARAMEDICAL    Name of Practice/Clinic_________________________________ Fax Number (______________________________________)
exam is required,      Street _____________________________________________________________________________________________________
completion of Medical  City ___________________________________________________________________________ State _____ Zip ___________
questions is OPTIONAL  Date Last Consulted____ MONTH__ DAY__ YEAR____ Reason_______________________________________________________
but will expedite
your application.      Findings, treatment given, medication prescribed.If None, check here [ ].
                       ____________________________________________________________________________________________________________

                       ____________________________________________________________________________________________________________

                       PHYSICIAN INFORMATION   [ ] PROPOSED INSURED #1   [ ] PROPOSED INSURED #2

                       [ ] Check here if no doctor, practitioner or health care facility is known.

                       Physician Name__________________________________________ Phone Number (____________________________________)
                       Name of Practice/Clinic_________________________________ Fax Number (______________________________________)
                       Street _____________________________________________________________________________________________________
                       City ___________________________________________________________________________ State _____ Zip ___________
                       Date Last Consulted____ MONTH__ DAY__ YEAR____ Reason_______________________________________________________

                       Findings, treatment given, medication prescribed.If None, check here [ ].
                       ____________________________________________________________________________________________________________

                       ____________________________________________________________________________________________________________

                       1. HEIGHT/WEIGHT

SECTION 2              Proposed Insured #1             Height__________________ Weight__________________
MEDICAL                Proposed Insured #2             Height__________________ Weight__________________
QUESTIONS
                       Has any Proposed Insured experienced a change in
                       weight (greater than 10 pounds) in the past 12 months?                                       [ ] YES  [ ] NO

                       IF YES, specify:
                       Proposed Insured #1    Pounds lost__________________ Pounds gained__________________

                       Proposed Insured #2    Pounds lost__________________ Pounds gained__________________

                       Reason______________________________________________________________________________________________________
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                                                                      [BAR CODE]

ENB-7-05 FF                                                              (05/05)

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10                     IF MORE SPACE IS NEEDED, PLEASE USE THE ADDITIONAL INFORMATION SECTION, PAGE 13.
___________________________________________________________________________________________________________________________________

SECTION 2              2. Has a parent (P) or sibling (S) of any person to be insured ever had: heart disease;
MEDICAL                   coronary artery disease; high blood pressure; diabetes; or mental illness?                [ ]  YES [ ] NO
QUESTIONS              IF YES, indicate below:
(CONTINUED)            ____________________________________________________________________________________________________________
                                                                                                 STATE OF HEALTH,
                            PROPOSED        RELATIONSHIP TO       AGE IF      AGE AT           SPECIFIC CONDITIONS,
                        INSURED (#1, #2)    PROPOSED INSURED      LIVING       DEATH              CAUSE OF DEATH
PLEASE NOTE:           ____________________________________________________________________________________________________________
If FULL PARAMEDICAL                         [ ] P    [ ] S
exam is required,      ____________________________________________________________________________________________________________
completion of Medical                       [ ] P    [ ] S
questions is OPTIONAL  ____________________________________________________________________________________________________________
but will expedite                           [ ] P    [ ] S
your application.      ____________________________________________________________________________________________________________
                                            [ ] P    [ ] S
                       ____________________________________________________________________________________________________________

                       3. Has ANY person to be insured EVER received treatment, attention, or advice from any physician, practitioner or health facility for, or been told by any physician, practitioner or health facility that he/she had:

                                                                                                             OTHER
                                                                            PROPOSED        PROPOSED        PROPOSED
                                                                           INSURED #1      INSURED #2       INSURED

                                                                           YES     NO      YES     NO       YES    NO
                       A. High blood pressure; chest pain; heart
                          attack; or any other disease or disorder of the
                          heart or circulatory system?                     [ ]     [ ]     [ ]    [ ]       [ ]   [ ]

                       B. Asthma; bronchitis; emphysema; sleep apnea;
                          shortness of breath; or any other disease or
                          disorder of the lungs or respiratory system?     [ ]     [ ]     [ ]    [ ]       [ ]   [ ]

                       C. Seizures; stroke; paralysis; Alzheimer's
                          disease; multiple sclerosis; memory loss;
                          Parkinson's disease; progressive neurological
                          disorder; headaches; or any other disease or
                          disorder of the brain or nervous system?         [ ]     [ ]     [ ]    [ ]       [ ]   [ ]

___________________________________________________________________________________________________________________________________

DETAILS: If you ANSWERED YES to any of the above questions, please provide details here.

     QUESTION          PROPOSED INSURED            NAME OF PHYSICIAN               DATE/DURATION         DIAGNOSIS/SEVERITY
      NUMBER                 NAME           ADDRESS IF NOT ALREADY PROVIDED         OF ILLNESS          MEDICATIONS/TREATMENT
___________________________________________________________________________________________________________________________________

___________________________________________________________________________________________________________________________________

___________________________________________________________________________________________________________________________________

___________________________________________________________________________________________________________________________________

___________________________________________________________________________________________________________________________________

___________________________________________________________________________________________________________________________________

___________________________________________________________________________________________________________________________________

___________________________________________________________________________________________________________________________________

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                       IF MORE SPACE IS NEEDED, PLEASE USE THE ADDITIONAL INFORMATION SECTION, PAGE 13.                          11
___________________________________________________________________________________________________________________________________

SECTION 2              3. Has ANY person to be insured EVER received treatment, attention, or advice from any
MEDICAL                physician, practitioner or health facility for, or been told by any physician, practitioner or
QUESTIONS              health facility that he/she had:
(CONTINUED)                                                                                                 OTHER
                                                                           PROPOSED        PROPOSED       PROPOSED
                                                                          INSURED #1      INSURED #2       INSURED

                                                                          YES     NO     YES      NO     YES      NO
PLEASE NOTE:           D. Ulcers; colitis; hepatitis; cirrhosis; or any
If FULL PARAMEDICAL       other disease or disorder of the liver;
exam is required,         gallbladder; stomach; or intestines?            [ ]    [ ]     [ ]     [ ]     [ ]     [ ]
completion of Medical
questions is OPTIONAL  E. Any disease or disorder of: the kidney;
but will expedite         bladder; or prostate; or blood, protein or pus
your application.         in the urine?                                   [ ]    [ ]     [ ]     [ ]     [ ]     [ ]

                       F. Diabetes; thyroid disorder; or any other
                          endocrine problem(s)?                           [ ]    [ ]     [ ]     [ ]     [ ]     [ ]

                       G. Arthritis; gout; or disorder of the muscles,
                          bones or joints?                                [ ]    [ ]     [ ]     [ ]     [ ]     [ ]

                       H. Cancer; tumor; polyp; cyst or any skin
                          disease or disorder?                            [ ]    [ ]     [ ]     [ ]     [ ]     [ ]

                       I. Anemia; leukemia; or any other disorder of
                          the blood or lymph glands?                      [ ]    [ ]     [ ]     [ ]     [ ]     [ ]

                       J. Depression; stress; anxiety; or any other
                          psychological or emotional disorder
                          or symptoms?                                    [ ]    [ ]     [ ]     [ ]     [ ]     [ ]

                       K. Any disease or disorder of the eyes, ears,
                          nose, or throat?                                [ ]    [ ]     [ ]     [ ]     [ ]     [ ]

___________________________________________________________________________________________________________________________________

DETAILS: If you ANSWERED YES to any of the above questions, please provide details here.

     QUESTION          PROPOSED INSURED            NAME OF PHYSICIAN               DATE/DURATION         DIAGNOSIS/SEVERITY
      NUMBER                 NAME           ADDRESS IF NOT ALREADY PROVIDED         OF ILLNESS          MEDICATIONS/TREATMENT

___________________________________________________________________________________________________________________________________

___________________________________________________________________________________________________________________________________

___________________________________________________________________________________________________________________________________

___________________________________________________________________________________________________________________________________

___________________________________________________________________________________________________________________________________

___________________________________________________________________________________________________________________________________

___________________________________________________________________________________________________________________________________

___________________________________________________________________________________________________________________________________

                                                                      [BAR CODE]

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12                     IF MORE SPACE IS NEEDED, PLEASE USE THE ADDITIONAL INFORMATION SECTION, PAGE 13.
___________________________________________________________________________________________________________________________________

SECTION 2              4. Has ANY person to be insured:
MEDICAL                                                                                                             OTHER
QUESTIONS                                                                          PROPOSED        PROPOSED        PROPOSED
(CONTINUED)                                                                       INSURED #1      INSURED #2       INSURED

                                                                                  YES     NO      YES     NO      YES     NO
                       A. Currently, or within the past six months,
                          been under observation or received treatment
                          or taken any medication? (Including
                          over-the-counter medications, vitamins, herbal
                          supplements, etc.)                                      [ ]     [ ]     [ ]     [ ]     [ ]     [ ]

                       B. For the next six months, scheduled any
                          doctor's visits, medical care, or surgery?
PLEASE NOTE:                                                                      [ ]     [ ]     [ ]     [ ]     [ ]     [ ]
If FULL PARAMEDICAL
exam is required,      C. During the past five years, had a: checkup;
completion of Medical     electrocardiogram; chest x-ray; or medical
questions is OPTIONAL     test?                                                   [ ]     [ ]     [ ]     [ ]     [ ]     [ ]
but will expedite
your application.      D. During the past five years, had any
                          illness, injury or health condition not
                          revealed above; or have been recommended to
                          have any: hospitalization; surgery; medical
                          test; or medication?                                    [ ]     [ ]     [ ]     [ ]     [ ]     [ ]

                       E. EVER been diagnosed with or treated by a
                          member of the medical profession for Acquired
                          Immune Deficiency Syndrome (AIDS)?                      [ ]     [ ]     [ ]     [ ]     [ ]     [ ]

                       F. EVER tested positive for the AIDS human
                          Immunodeficiency Virus (HIV) or
                          for antibodies to the AIDS (HIV) virus?                 [ ]     [ ]     [ ]     [ ]     [ ]     [ ]

                       G. EVER used heroin, cocaine, barbituates, or
                          other drugs, except as prescribed by a
                          physician or other licensed practitioner?               [ ]     [ ]     [ ]     [ ]     [ ]     [ ]

                       H. EVER received treatment from a physician or
                          counselor regarding the use of alcohol, or the
                          use of drugs, except for medicinal purposes; or
                          received treatment or advice from an
                          organization that assists those who have an
                          alcohol or drug problem?                                [ ]     [ ]     [ ]     [ ]     [ ]     [ ]

___________________________________________________________________________________________________________________________________

DETAILS: If you ANSWERED YES to any of the above questions, please provide details here.

     QUESTION         PROPOSED INSURED             NAME OF PHYSICIAN               DATE/DURATION         DIAGNOSIS/SEVERITY
      NUMBER                NAME            ADDRESS IF NOT ALREADY PROVIDED         OF ILLNESS          MEDICATIONS/TREATMENT
___________________________________________________________________________________________________________________________________

___________________________________________________________________________________________________________________________________

___________________________________________________________________________________________________________________________________

___________________________________________________________________________________________________________________________________

___________________________________________________________________________________________________________________________________

___________________________________________________________________________________________________________________________________

___________________________________________________________________________________________________________________________________

___________________________________________________________________________________________________________________________________

___________________________________________________________________________________________________________________________________

                                                                      [BAR CODE]

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                                                                              13

________________________________________________________________________________

ADDITIONAL             USE THIS PAGE FOR ANY ADDITIONAL INFORMATION.
INFORMATION               ATTACH A SEPARATE SHEET IF NECESSARY.
________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

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________________________________________________________________________________

________________________________________________________________________________

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                                                                      [BAR CODE]

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14
___________________________________________________________________________________________________________________________________

CERTIFICATION/
 AGREEMENT/
 DISCLOSURE
___________________________________________________________________________________________________________________________________

CERTIFICATION REGARDING SALES ILLUSTRATION Agent must check the appropriate statement below.

[ ]  Agent certifies that a signed illustration is NOT REQUIRED by law or the policy applied for is not illustrated in this state.

[ ]  An illustration was signed and MATCHES THE POLICY APPLIED FOR. It is included with this application.

[ ]  An illustration was shown or provided but is DIFFERENT FROM THE POLICY APPLIED FOR. An illustration conforming to the policy as issued will be provided no later than at the time of policy delivery.

[ ]  NO ILLUSTRATION CONFORMING TO THE POLICY as applied for was shown or provided prior to or at the time of this application.
     An illustration conforming to the policy as issued will be provided no later than at the time of policy delivery.

[ ]  If illustration was ONLY SHOWN ON A COMPUTER SCREEN, check and complete details below.
___________________________________________________________________________________________________________________________________

     An illustration was displayed on a computer screen. The displayed illustration MATCHES THE POLICY APPLIED FOR but no printed copy of the illustration was provided. An illustration conforming to the policy as issued will be provided no later than at the time of policy delivery. The illustration on the screen included the following personal and policy information:

     1. Gender (as illustrated)                         [ ] M  [ ] F  [ ] Unisex    Age____________________________________________

     2. Rating class (e.g. standard, smoker)            [ ] Preferred  [ ] Standard  [ ] Non-smoker  [ ] Smoker
                                                        [ ] Other__________________________________________________________________

     3  Type of policy (e.g. L-98, Whole Life)_____________________________________________________________________________________

     4. Initial Death Benefit $_____________________________ Death Benefit Option__________________________________________________

     5. Guaranteed Minimum Death Benefit  [ ] age 55  [ ] age 65  [ ] age 75  [ ] age 85  [ ] 5 years

     6. Dividend Option____________________________________________________________________________________________________________

     7. Riders_________________________________________________________________________ $__________________________________________

              _________________________________________________________________________ $__________________________________________

              _________________________________________________________________________ $__________________________________________

FRAUD WARNINGS
ARKANSAS, KENTUCKY, LOUISIANA, NEW MEXICO, OHIO, OKLAHOMA
Any person who knowingly and with intent to defraud any insurance company or any other person files an application for insurance or statement of claim containing any materially false information, or conceals for the purpose of misleading information concerning any fact material thereto, commits a fraudulent insurance act which is a crime and subjects such person to criminal and civil penalties.

WASHINGTON D.C., TENNESSEE, VIRGINIA
It is a crime to knowingly provide false, incomplete, or misleading information to an insurance company for the purpose of defrauding the company. Penalties may include imprisonment, fines, or denial of insurance benefits.

AGREEMENT/DISCLOSURE
I HAVE READ THIS APPLICATION FOR LIFE INSURANCE INCLUDING ANY AMENDMENTS AND SUPPLEMENTS AND TO THE BEST OF MY KNOWLEDGE AND
BELIEF, ALL STATEMENTS ARE TRUE AND COMPLETE. I ALSO AGREE THAT:

..    My statements in this application and any amendment(s), paramedical/medical exam and supplement(s) are the basis of any policy issued.
..    This application and any: amendment(s); paramedical/medical exam; and supplement(s) to this application, will be attached to and become part of the new policy.
..    No information will be deemed to have been given to the Company unless it is stated in this application and paramedical/medical exam, and any supplement(s).
..    Only the Company's President, Secretary or Vice-President may: (a) make or change any contract of insurance; (b) make a binding promise about insurance; or (c) change or waive any term of an application, receipt, or policy.
..    Except as stated in the Temporary Insurance Agreement and Receipt, no insurance will take effect until a policy is delivered to the Owner and the full first premium due is paid. It will only take effect at the time it is delivered if: (a) the condition of health of each person to be insured is the same as stated in the application; and (b) no person to be insured has received any medical advice or treatment from a medical practitioner since the date of the application.

                                                                      [BAR CODE]

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                                                                                                                                 15
___________________________________________________________________________________________________________________________________

CERTIFICATION/         (CONTINUED)
 AGREEMENT/
 DISCLOSURE
___________________________________________________________________________________________________________________________________

..    I understand that paying my insurance premiums more frequently than annually may result in a higher yearly out-of-pocket cost or different cash values.

..    IF I INTEND TO REPLACE EXISTING INSURANCE OR ANNUITIES, I HAVE SO INDICATED IN SECTION 2, QUESTION 2 OF THIS APPLICATION.

..    I HAVE RECEIVED THE COMPANY'S CONSUMER PRIVACY NOTICE AND, AS REQUIRED, THE LIFE INSURANCE BUYER'S GUIDE.

..    IF I WAS REQUIRED TO SIGN AN HIV INFORMED CONSENT AUTHORIZATION, I HAVE RECEIVED A COPY OF THAT AUTHORIZATION.

___________________________________________________________________________________________________________________________________

TAXPAYER IDENTIFICATION NUMBER CERTIFICATION
Under penalties of perjury, I, the Owner, certify that:
     The number shown in this application is my correct taxpayer identification number, and I am not subject to backup withholding because:
(a) I have not been notified by the IRS that I am subject to backup withholding as a result of a failure to report all interest or dividends; OR
(b) the IRS has notified me that I am not subject to backup withholding. (IF YOU HAVE BEEN NOTIFIED BY THE IRS THAT YOU ARE
CURRENTLY SUBJECT TO BACKUP WITHHOLDING BECAUSE OF UNDER REPORTING INTEREST OR DIVIDENDS ON YOUR TAX RETURN, YOU MUST CROSS OUT AND
INITIAL THIS ITEM.)

I am a U.S. citizen or a U.S. resident alien for tax purposes.
     (IF YOU ARE NOT A U.S. CITIZEN OR A U.S. RESIDENT ALIEN FOR TAX PURPOSES, PLEASE CROSS OUT THIS CERTIFICATION AND COMPLETE
     FORM W-8BEN).

PLEASE NOTE: The Internal Revenue Service does not require your consent to any provision of this document other than the certifications required to avoid backup withholding.

___________________________________________________________________________________________________________________________________

SIGNATURES:

                          Signed at City, State_____________________________________ Date__________________________________________
If not witnessing
all signatures,       =>  PROPOSED INSURED #1______________________________________________________________________________________
Witness should            (age 15 or over)
sign next to the
signature being           Signed at City, State_____________________________________ Date__________________________________________
witnessed.
                      =>  PROPOSED INSURED #2______________________________________________________________________________________
                          (age 15 or over)

                          Signed at City, State_____________________________________ Date__________________________________________

                      =>  OWNER____________________________________________________________________________________________________
                          (If other than Proposed Insured)
                          (If age 15 or over) If the Owner is a firm or corporation, include Officer's title with signature.

                          Signed at City, State_____________________________________ Date__________________________________________

                      =>  PARENT OR GUARDIAN_______________________________________________________________________________________
                          (If Owner or Proposed Insured(s) is/are under 18, sign here if not signed above.)

                          Signed at City, State_____________________________________ Date__________________________________________

                      =>  WITNESS TO SIGNATURES____________________________________________________________________________________
                          (Licensed Agent/Producer)

                          PLEASE PRINT AGENT/PRODUCER NAME_________________________________________________________________________

                                                                      [BAR CODE]

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
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___________________________________________________________________________________________________________________________________

                       PROPOSED INSURED:___________________________________________________________________________________________

                        [ ] METROPOLITIAN LIFE INSURANCE COMPANY [ ] METLIFE INVESTORS USA INSURANCE COMPANY
VARIABLE RIDERS                           THE COMPANY INDICATED ABOVE IS REFERRED TO AS "THE COMPANY".
SUPPLEMENT
                       This supplement will be attached to and become part of the application with which it is used.

OWNER'S INFORMATION    Tax bracket ____%  Liquid Net Worth $__________________________________________
                                          (EXCLUDE PERSONAL RESIDENCE, AUTOMOBILES & HOME FURNISHINGS.)

                       Prior Investment Experience (CHOOSE ALL THAT APPLY AND INDICATE YOUR YEARS OF EXPERIENCE.)
                       [ ] Certificate of Deposit ______ years   [ ] Stocks ______ years [ ] Mutual Funds _____ years
                       [ ] Money Markets          ______ years   [ ] Bonds  ______ years
                       [ ] Other_______________________________________________________________________________________ _____ years

                       Is Owner(s) an associated person of a broker dealer?                                         [ ] YES  [ ] NO

INVESTMENT OBJECTIVE   INVESTMENT OBJECTIVE               RISK TOLERANCE
AND RISK TOLERANCE
                       Indicate the investment            Indicate risk tolerance below. (Choose only one.) Be sure it supports
YOUR ALLOCATION FOR    objective for your                 the investment objective and your risk tolerance for the rider(s).
EACH RIDER APPLIED     rider's (or riders')
FOR SHOULD MATCH THE   funding options.
INVESTMENT OBJECTIVE
INDICATED HERE.        [ ] Capital Preservation           [ ] Conservative      [ ] Conservative to Moderate
                       ____________________________________________________________________________________________________________

                       [ ] Income                         [ ] Conservative      [ ] Conservative to Moderate        [ ] Moderate
                       ____________________________________________________________________________________________________________

                       [ ] Growth & Income                [ ] Moderate          [ ] Moderate to Aggressive
                       ____________________________________________________________________________________________________________

                       [ ] Growth                                               [ ] Moderate to Aggressive          [ ] Aggressive
                       ____________________________________________________________________________________________________________

                       [ ] Aggressive Growth                                    [ ] Moderate to Aggressive          [ ] Aggressive
                       ____________________________________________________________________________________________________________

                       Capital Preservation: Seeks income and stability with minimal risk.
                       Income: Seeks current income over time.
                       Growth & Income: Seeks capital appreciation over long term combined with current dividend income.
                       Growth: Seeks capital appreciation over long term.
                       Aggressive Growth: Seeks maximum capital appreciation over time by investing in speculative and/or higher risk securities.
___________________________________________________________________________________________________________________________________

IMPORTANT OWNER        Have you received a prospectus for the rider(s) applied for?                                 [ ] YES  [ ] NO
INFORMATION            IF YES, please indicate:

                       Date of prospectus__________________________________________________________________________________________

                       Date of any prospectus supplement package:__________________________________________________________________

                       CAREFULLY READ THE FOLLOWING:
                       1.  I understand that the initial Net Premium will be allocated to a fixed interest account of a maximum of 20 calendar days until the investment start date as described in the prospectus.
                       2.  I understand that under the rider(s) cited on the next page, the death benefit and cash value attributed to the rider(s) are not guaranteed and may increase or decrease, even to the extent of being reduced to zero, depending upon its investment experience.
                       3.  Upon request, the Company will provide illustration of benefits, including death benefits and cash values.

EFND-5-06                                                             (xx/xx) eF

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VARIABLE RIDERS
SUPPLEMENT
                       PAGE 2 (CONTINUED)
___________________________________________________________________________________________________________________________________

I REQUEST THE FOLLOWING VARIABLE INSURANCE RIDER(S):
___________________________________________________________________________________________________________________________________

[ ] ENRICHER OPTIONS   ALLOCATION FOR ENRICHER OPTIONS:
(L98 ONLY)             Indicate percentage of Net Premium to be allocated to each funding option. For each funding
EQUITY ENRICHER        option to which an allocation is made, the percentage must be a whole number. Total allocation
(OPTION FOR VARIABLE   must equal 100%. The percentage will apply to future premiums unless changed by the Owner.
ADDITIONAL BENEFITS)
ENRICHER               Enricher                 _____________ .0%
(OPTION TO PURCHASE    FI Mid Cap Opportunities _____________ .0%
ADDITIONAL INSURANCE)  MetLife Stock Index      _____________ .0%

___________________________________________________________________________________________________________________________________

[ ] EQUITY ADDITIONS   ALLOCATION FOR EQUITY ADDITIONS:
    - DIVIDEND OPTION
(L98 ONLY)             MetLife Stock Index ______100_____.0%
VAI - VARIABLE
ADDITIONAL INSURANCE

___________________________________________________________________________________________________________________________________

[ ] ADVANTAGE EQUITY   ALLOCATION FOR ADVANTAGE EQUITY ENRICHER:
    ENRICHER           Indicate percentage of Net Premium to be allocated to each funding option. For each funding
(AWL ONLY)             option to which an allocation is made, the percentage must be a whole number. Total allocation
OPTION FOR VARIABLE    must equal 100%. The percentage will apply to future permiums unless changed by the Owner.
ADDITIONAL BENEFITS
                       Fixed Account                           _________________ .0%

                       Lehman Brothers(R) Aggregate Bond Index _________________ .0%

                       MetLife Mid Cap Stock Index             _________________ .0%

                       MetLife Stock Index                     _________________ .0%

                       Morgan Stanley EAFE(R) Index            _________________ .0%

                       Russell 2000(R) Index                   _________________ .0%
___________________________________________________________________________________________________________________________________

[ ] ADVANTAGE          ALLOCATION FOR ADVANTAGE EQUITY ADDITIONS:
    EQUITY ADDITIONS   Indicate percentage of dividends to be allocated to each funding option. For each funding option
    - DIVIDEND OPTION  to which an allocation is made, the percentage must be a whole number. Total allocation must equal
(AWL ONLY)             100%. The percentage will apply to future dividends unless changed by the Owner.
VAI - VARIABLE
ADDITIONAL INSURANCE   Fixed Account                           _________________ .0%

                       Lehman Brothers(R) Aggregate Bond Index _________________ .0%

                       MetLife Mid Cap Stock Index             _________________ .0%

                       MetLife Stock Index                     _________________ .0%

                       Morgan Stanley EAFE(R) Index            _________________ .0%

                       Russell 2000(R) Index                   _________________ .0%

___________________________________________________________________________________________________________________________________

OPTIONAL AUTOMATED     REBALANCER
INVESTMENT STRATEGY    Available only with the Advantage Equity Enricher and Advantage Equity Additions. Automatically
                       rebalances the cash value in the funding options in the same proportion that the Net Premiums or the dividends are then being allocated. Rebalancing occurs at the end of each calendar quarter (as described in the prospectus).

                       [ ] Advantage Equity Enricher [ ] Advantage Equity Additions

EFND-5-06                                                             (xx/xx) eF